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                                                                    EXHIBIT 10i


STATE OF TENNESSEE
COUNTY OF SHELBY


                      MODIFICATION TO MANAGEMENT AGREEMENT


         This Modification to Management Agreement is made and entered into this 20th day of February 1996, by and between Murray Income Properties II, LTD, a Texas Limited Partnership ("Owner") and Trammell Crow SE, Inc., a Delaware Corporation ("Operator").



                                  WITNESSETH:

         Whereas, Owner and Operator entered into that certain Management Agreement for the managing and operating of certain improved real property, ("Project") commonly known as Germantown Collection, dated August 8, 1990 and extended December 30, 1993.

         Whereas, the Owner and Operator desire to modify and amend the Management Agreement;

         Now, therefore, for and in consideration of the Modification to Management Agreement, the sum of Ten and 00/100 Dollars ($10.00) in hand paid by Owner to Operator, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree as follows:

         1. Owner and Operator acknowledge and agree the Management Agreement shall be extended for a period of twelve (12) months, such extension shall commence on January 1, 1996 and expire on December 31, 1996.

         2. All other terms and conditions of the Management Agreement not specifically amended by this Modification to Management Agreement, are hereby deemed to remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed the foregoing Modification as of the day and year written above.



Owner:                                      Operator:

Murray Income Properties II, LTD            Trammell Crow SE, Inc.

BY:    Murray Realty Investors IX, Inc.

BY:    /s/ BRENT BUCK                       BY:     /s/ PHIL FAWCETT
       -----------------------------                ---------------------------
          Brent Buck                                   Phil Fawcett

Title: Executive Vice President             Title:  Senior Vice President
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